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FORTIS SERIES FUND PROSPECTUS

                                  Dated May 1, 1999



AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY STATEMENT TO THE CONTRARY IS A CRIMINAL OFFENSE.

MAILING ADDRESS:
P.O. Box 64284
St. Paul, Minnesota 55164-0284

STREET ADDRESS:
500 Bielenberg Drive
Woodbury, Minnesota 55125-1400

TELEPHONE: (651) 738-4000
TOLL FREE: (800) 800-2000, extension 3012

TABLE OF CONTENTS
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                                                                             PAGE
The Series
  Money Market Series......................................................     1
  Global Growth Series.....................................................     3
  Growth Stock Series......................................................     5

Shareholder Information
  Separate accounts and the contracts......................................     6
  Pricing of Series shares.................................................     6
  Purchase and redemption of Series shares.................................     6
  Transfers among subaccounts..............................................     6
  Dividends and distributions..............................................     6
  Taxation.................................................................     6
  Contract owner inquiries.................................................     6

Series Management
  Investment adviser.......................................................     7

More Information on Series Objectives, Investment Strategies and Risks
  Objectives...............................................................     8
  Investment strategies....................................................     8
  Principal risks..........................................................     8

Financial Highlights.......................................................    11

THE SERIES
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This section briefly describes the objectives, principal investment strategies and principal risks of Money Market Series, Global Growth Series and Growth Stock Series (the "Series"). It also provides you with information on how the Series have performed. For further information on a Series, please read the section entitled "More Information on Series Objectives, Investment Strategies and Risks."

Shares of the Series may be purchased only by the separate accounts of insurance companies for the purpose of funding variable annuity contracts or variable life insurance policies. The Series' investment adviser also acts as the investment adviser to a number of retail mutual funds which have names and investment objectives and strategies similar to those of certain Series. The Series are not duplicates of these retail mutual funds and their performance will differ.

AN INVESTMENT IN A SERIES IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

MONEY MARKET SERIES

OBJECTIVE

Money Market Series' objectives are high levels of capital stability and liquidity and, to the extent consistent with these objectives, a high level of current income.

PRINCIPAL INVESTMENT STRATEGIES

Money Market Series pursues its objective by investing in high quality, short-term debt obligations, including:

    - commercial paper;

    - obligations of United States, Canadian-chartered and foreign banks having total assets in excess of one billion dollars, including certificates of deposits, letters of credit and bankers' acceptances;

    - obligations issued or guaranteed by the United States Government, its agencies or instrumentalities;

    - other corporate debt obligations; and

    - repurchase agreements in connection with the above obligations.

The Series' adviser selects securities based on yield relationships among the various types and maturities of money market securities and the adviser's interest rate outlook. For example, the adviser may focus on commercial paper if it offers a yield advantage over other money market instruments. In selecting commercial paper investments, the adviser may purchase longer-maturity securities if interest rates are expected to fall. These purchases would be made to try to preserve the Series' income level, since longer maturity investments typically have higher yields than those with shorter maturities. Conversely, shorter maturities may be favored if interest rates are expected to rise.

Unlike a traditional money market mutual fund, the Series does not attempt to maintain its net asset value at any set price. The Series does, however, attempt to maintain a high level of capital stability by investing only in U.S. dollar-denominated securities that mature in 397 days or less, except that obligations issued by the United States Government, its agencies or instrumentalities may have maturities of up to 762 days. The Series may invest in securities with variable or floating interest rates and securities with demand features. The maturities of these securities are determined according to regulations which allow the Series to consider some of the securities to have maturities shorter than their stated maturity dates. Money Market Series will maintain a dollar-weighted average portfolio maturity of 90 days or less. All of the Series' investments must be in high quality securities which have been determined by the Series' adviser to present minimal credit risk.

PRINCIPAL RISKS

Money Market Series' share price and yield will change daily because of changes in interest rates and other factors. The principal risks of investing in Money Market Series include:

    - INTEREST RATE RISK. Debt obligations in the Series will fluctuate in value with changes in interest rates. In general, debt securities will increase in value when interest rates fall and decrease in value when interest rates rise. Securities with longer maturities generally have more volatile prices than securities of comparable quality with shorter maturities.

    - INCOME RISK. Income risk is the potential for a decline in the Series' income due to falling interest rates.

    - CREDIT OR DEFAULT RISK. If a bond issuer's credit quality declines or its credit agency ratings are downgraded, there may be a resulting decline in the bond's price. If credit quality deteriorates to the point of possible or actual default (inability to pay interest or repay principal on a timely basis), the bond's market value could decline precipitously.

    - FOREIGN INVESTMENT RISKS. The Series' investment in foreign securities involves risks not typically associated with U.S. investing. Risks of foreign investing include limited liquidity and volatile prices of non-U.S. securities, limited availability of information regarding non-U.S. companies, investment and repatriation restrictions, and foreign taxation.

SERIES PERFORMANCE

The bar chart and table below provide you with information on Money Market Series' volatility and performance. The bar chart shows you how performance of the Series has varied from year to year. The table illustrates the Series' performance over different time periods. Both the chart and the table assume that all dividends and distributions have been reinvested. Fees and charges attributable to variable annuity contracts and variable life insurance policies are not taken into account in calculating the

Series' returns. If they had been, returns would be lower. Remember, how the Series has performed in the past is not necessarily an indication of how it will perform in the future.

              ANNUAL TOTAL RETURN AS OF DECEMBER 31 EACH YEAR (%)*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1989           9.42%
1990           7.87%
1991           5.92%
1992           3.36%
1993           2.77%
1994           3.92%
1995           5.71%
1996           5.17%
1997           5.34%
1998           5.32%

* The Series' total return for the period from January 1, 1999 through March 31, 1999 was 1.15%.

BEST QUARTER:        3.86%   quarter ended June 30, 1989
WORST QUARTER:       0.66%   quarter ended June 30, 1993

              AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 1998

                                      ONE YEAR     FIVE YEARS     TEN YEARS
                                     -----------   -----------   -----------
Money Market Series................     5.32%         5.09%         5.46%

GLOBAL GROWTH SERIES

OBJECTIVE

The objective of Global Growth Series is long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Global Growth Series pursues its objective by investing primarily in common stocks of issuers located in various developed countries and regions of the world, including the United States, Canada, the United Kingdom, other Western European nations, Japan and Australia. The Series focuses primarily on medium-sized established growth companies with one of more of the following characteristics:

    - a dominant market position,

    - superior growth prospects,

    - strong management with a focused growth strategy, and

    - the ability to finance future growth.

The Series also may invest in common stocks of U.S. and non-U.S. emerging growth companies. These companies generally have smaller capitalizations than established growth companies. In selecting emerging growth companies, the Series' investment adviser looks for companies that it believes:

    - have the potential for earnings growth over time that is above the growth rate of more established companies, or

    - are early in their life cycles and have the potential to become major enterprises.

Although the Series invests primarily in common stocks of issuers located in developed countries, the series also may invest in less developed markets of the world. In selecting emerging market securities, the Series' investment adviser looks for companies with characteristics similar to those which it looks for in companies located in developed countries. Emerging market companies, however, have the potential to benefit from the economic growth of the developing region.

The Series' median market capitalization was $9.0 billion as of March 31, 1999.

PRINCIPAL RISKS

Global Growth Series' share price will change daily because of changes in the values of the securities held by the Series. You may lose money if you invest in the Series. The principal risks of investing the Global Growth Series include:

    - RISKS OF COMMON STOCKS. Prices of common stocks in the Series' portfolio may decline over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry or sector of the market. As you consider an investment in the Series, you should take into account your personal tolerance for daily fluctuations of the stock market.

    - RISKS OF FOREIGN INVESTING. The Series' investments in foreign securities subject it to risks not typically associated with U.S. investing. Because of these risks, the Series may be subject to greater volatility than most mutual funds which invest principally in domestic securities. The Series may experience a decline in net asset value resulting from changes in exchange rates between the United States dollar and foreign currencies. Other risks of foreign investing include limited liquidity and volatile prices of non-U.S. securities, limited availability of information regarding non-U.S. companies, investment and repatriation restrictions and foreign taxation.

    - RISKS OF EMERGING MARKETS. The risks of foreign investing are particularly significant in emerging markets. Securities issued by companies located in emerging markets may exhibit greater price volatility and have less liquidity than securities issued by companies located in developed foreign markets.

    - RISKS OF GROWTH STOCKS. The Series invests in stocks of both established and emerging growth companies. If the Series' adviser incorrectly assesses a company's prospects for earnings growth, or if its judgment about how other investors will value the company's earnings growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that the Series' adviser anticipated.

    - RISKS OF MEDIUM AND SMALL CAP COMPANIES. The securities of both U.S. and non-U.S. medium- and smaller-capitalization companies involve greater risk than is customarily associated with investments in larger companies. These companies often have limited product lines, markets or financial resources and they may be dependent on a small, inexperienced management group. The securities of medium-and smaller-capitalization companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

SERIES PERFORMANCE

The bar chart and table below provide you with information on Global Growth Series volatility and performance. The bar chart shows you how performance of the Series has varied from year to year. The table compares the Series' performance over different time periods to that of a broad measure of market performance. Both the chart and the table assume that all dividends and distributions have been reinvested. Fees and charges attributable to variable annuity contracts and variable life insurance policies are not taken into account in calculating the Series' returns. If they had been, returns would be lower. Remember, how the Series has performed in the past is not necessarily an indication of how it will perform in the future.

              ANNUAL TOTAL RETURN AS OF DECEMBER 31 EACH YEAR (%)*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1993          17.92%
1994          -2.98%
1995          30.49%
1996          19.10%
1997           6.82%
1998          11.36%

* The Series' total return for the period from January 1, 1999 through March 31, 1999 was -1.67%.

                           quarter ended December 31,
BEST QUARTER:      21.52%  1998
                           quarter ended September 30,
WORST QUARTER:    -20.55%  1998

              AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 1998

                                                            SINCE
                              ONE YEAR    FIVE YEARS     INCEPTION*
                             -----------  -----------  ---------------
Global Growth Series.......       11.36%       12.39%         13.63%
MSCI World Index**.........       24.80%       16.16%         15.85%

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 * Inception date was May 1, 1992.

** An unmanaged index of the world's major equity markets in U.S. dollars, weighted by stock market value.

GROWTH STOCK SERIES

OBJECTIVE

The objective of Growth Stock Series is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

Growth Stock Series invests primarily in common stocks. The Series' adviser uses a "bottom up" investment style in which stock selection is driven primarily by the merits of the company itself. The adviser generally invests in stocks of companies whose earnings and growth potential, in its judgment, exceed industry averages. In addition to superior earnings growth potential, the adviser seeks companies which it believes to be well managed with above average returns on equity and invested capital, healthy balance sheets and the potential to gain market share. Companies of this nature typically have above average growth potential and a correspondingly higher than average valuation level as measured by price to earnings, price to cash flow and price to book value ratios.

Under normal market conditions, the Series intends to maintain a median market capitalization for its portfolio of $1 billion to $5 billion--making it a "mid cap growth fund." The Series' median market capitalization was $3.8 billion as of March 31, 1999.

PRINCIPAL RISKS

Growth Stock Series' share price will change daily because of changes in stock prices and other factors. You may lose money if you invest in the Series. The principal risks of investing in Growth Series include:

    - RISKS OF COMMON STOCKS. Prices of stocks in the Series' portfolio may decline over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry or sector of the market. In addition, growth stocks and/or stocks of mid capitalization companies may underperform the market as a whole. As you consider an investment in the Series, you should take into account your personal tolerance for daily fluctuations of the stock market.

    - RISKS OF GROWTH STOCKS. The Series invests primarily in stocks of companies that the adviser believes have superior earnings growth potential. If the adviser incorrectly assesses a company's prospects for earnings growth, or if its judgment about how other investors will value the company's earnings growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that the adviser had anticipated.

    - RISKS OF MID CAP COMPANIES. Mid-sized companies may have somewhat limited product lines, markets and financial resources and may depend upon a relatively small management group. Stocks of these companies may therefore be more vulnerable to adverse developments than those of larger companies.

SERIES PERFORMANCE

The bar chart and table below provide you with information on Growth Stock Series' volatility and performance. The bar chart shows you how performance of the Series has varied from year to year. The table compares the Series' performance over different time periods to that of a broad measure of market performance. Both the chart and the table assume that all dividends and distributions have been reinvested. Fees and charges attributable to variable annuity contracts and variable life insurance policies are not taken into account in calculating the Series' returns. If they had been, returns would be lower. Remember, how the Series has performed in the past is not necessarily an indication of how it will perform in the future.

              ANNUAL TOTAL RETURN AS OF DECEMBER 31 EACH YEAR (%)*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1989          36.46%
1990          -3.10%
1991          53.50%
1992           2.94%
1993           8.78%
1994          -2.82%
1995          27.66%
1996          16.41%
1997          12.42%
1998          19.01%

* The Series' total return for the period from January 1, 1999 through March 31, 1999 was 0.39%.

BEST QUARTER:    22.38%  quarter ended December 31, 1998
WORST QUARTER:  -16.04%  quarter ended September 30, 1998

              AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 1998

                                    ONE YEAR    FIVE YEARS    TEN YEARS
                                   -----------  -----------  -----------
Growth Stock Series..............       19.01%       14.09%       15.95%
S&P 500 Index*...................       28.58%       24.06%       19.19%

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* An unmanaged index of 500 common stocks.

SHAREHOLDER INFORMATION
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SEPARATE ACCOUNTS AND THE CONTRACTS

Shares in the Series are currently sold to separate accounts of Fortis Benefits Insurance Company ("Fortis Benefits") and First Fortis Life Insurance Company ("First Fortis") which fund benefits under variable life insurance policies and variable annuity contracts issued by those companies. These variable life insurance policies and variable annuity contracts are sometimes referred to as "Contracts." As a Contract owner, you allocate the value of your Contract among subaccounts of the separate accounts. Each subaccount invests in a different Series. The rights of the separate accounts as shareholders should be distinguished from your rights as a Contract owner, which are described in your variable life insurance policy or variable annuity contract.

PRICING OF SERIES SHARES

The net asset values of the Series' shares are determined as of the primary closing time of business on the New York Stock Exchange (usually 3 p.m. Central
Time) on each day the exchange is open.

Each Series' net asset value per share is determined by dividing the value of the securities and other assets owned by the Series, less all liabilities, by the number of the Series' shares outstanding. The securities owned by the Series are generally valued at market value. However, there are times when market values are not readily available. In these cases, securities are valued at fair value as determined in good faith by the Series' adviser under supervision of the Board of Directors.

A significant portion of certain Series' assets may consist of securities of foreign issuers that trade on weekends or other days when the Series do not price their shares. As a result, the net asset value of each such Series' shares may change on days when the Series is not open for shareholder purchases or redemptions.

PURCHASE AND REDEMPTION OF SERIES SHARES

Series shares are offered only to the separate accounts. On each day when the Series value their assets, shares of the Series may be purchased or redeemed by the separate accounts based upon, among other things, the amounts of net premiums allocated to the separate accounts, dividends and distributions reinvested, transfers to and among subaccounts of the separate accounts, policy loans, loan repayments and benefit payments to be processed on that date. These purchases and redemptions for the separate accounts are effected at the net asset value per share for each Series determined as of that same date.

TRANSFERS AMONG SUBACCOUNTS

You may transfer amounts among the subaccounts available, and may change allocations of premiums as explained in the accompanying prospectus for the Contracts. These transfers have the effect of changing your participation in the various Series. Transfers between subaccounts are not taxable to you under current Federal income tax law.

TAXATION

So long as each Series qualifies as a regulated investment company and meets certain diversification tests applicable to the segregated asset accounts underlying variable annuity contracts and variable life insurance policies, you will not be considered to be an owner of shares of the Series, and income earned with respect to the Contracts will not be taxed to you.

For the tax consequences of owning a Contract, see the accompanying prospectus for the Contracts. For more information concerning the taxation of the Series, see "Taxation" in the Statement of Additional Information.

CONTRACT OWNER INQUIRIES

For further information, please contact Fortis Benefits' office, the address of which is the same as that of Fortis Series, as set forth on the cover of this Prospectus. If you are a New York Contract owner, please contact First Fortis' office: P.O. Box 3209, Syracuse, New York 13220.

SERIES MANAGEMENT
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INVESTMENT ADVISER

Fortis Advisers, Inc. ("Advisers") is the investment adviser for the Series, and also serves as the Series' transfer agent and dividend agent. Advisers has been managing investment company portfolios since 1949. In addition to providing investment advice, Advisers is responsible for the management of the Series' business affairs, subject to the overall authority of the Board of Directors. Advisers' address is 500 Bielenberg Drive, Woodbury, Minnesota 55125-1400.

Each Series pays Advisers a monthly fee for providing investment advisory services. During their most recent fiscal year, the Series paid the following investment advisory fees to Advisers:

                                                  ADVISORY FEE
                                               AS A PERCENTAGE OF
                                            AVERAGE DAILY NET ASSETS
                                            -------------------------
Money Market Series.......................                .30%
Global Growth Series......................                .70%
Growth Stock Series.......................                .61%

Individuals affiliated with Advisers are responsible for the day-to-day management of Money Market Series, Global Growth Series and Growth Stock Series. Howard G. Hudson supervises the portfolio management of the Money Market Series. Lucinda S. Mezey supervises the portfolio management of the Global Growth Series and Growth Stock Series. The individuals responsible for the day to day management of the Series are listed below.

MONEY MARKET SERIES. David C. Greenzang, Maroun M. Hayek and Robert C. Lindberg have been primarily responsible for the day-to-day management of the Series since 1995.

GLOBAL GROWTH SERIES. James S. Byrd and Diane M. Gotham are primarily responsible for the day-to-day management of the Series. Mr. Byrd has managed the Series since its inception, Ms. Gotham since 1998.

GROWTH STOCK SERIES. Michael J. Romanowski has been primarily responsible for the day-to-day management of the Series since 1998.

Additional information about these investment supervisors and portfolio managers is set forth below.

    - Mr. Hudson, an Executive Vice President of Advisers and Head of Fixed Income Investments of Advisers since 1991, has been managing fixed income securities for Fortis, Inc. since 1991.

    - Mr. Greenzang, a Money Market Portfolio Officer, has been involved in management of debt securities for Fortis, Inc. since 1992.

    - Mr. Hayek, a Vice President of Advisers since 1995, has been managing debt securities for Fortis, Inc. since 1987.

    - Mr. Lindberg, a Vice President of Advisers since 1993, has been managing debt securities for Advisers since that time.

    - Ms. Mezey, an Executive Vice President of Advisers and Head of Equity Investments of Advisers since October 1997, manages equity securities for Advisers. From 1995 to October 1997, she was Chief Investment Officer, Alex Brown Capital Advisory and Trust Co., Baltimore, MD. From 1970 to 1995 she was employed by PNC Bank, Philadelphia, Pennsylvania with her last position being Senior Vice President and Head of Equity Investments.

    - Mr. Byrd has been an Executive Vice President of Advisers since 1995, prior to which he was a Vice President of Advisers.

    - Ms. Gotham has been a Vice President of Advisers since 1998. From 1994 to 1998 she was a securities analyst for Advisers.

    - Mr. Romanowski, a Vice President of Advisers since 1998, was a portfolio manager for Value Line, New York, NY from October 1995 to March 1998, prior to which he was a securities analyst for Conning & Co. in Hartford, CT from 1992 to 1995.

MORE INFORMATION ON SERIES OBJECTIVES, INVESTMENT STRATEGIES AND RISKS
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OBJECTIVES

The Series' objectives, which are described above under "The Series," may be changed without shareholder approval.

INVESTMENT STRATEGIES

The principal investment strategies of each Series are described above under "The Series." These are the strategies that Advisers believe are most likely to be important in trying to achieve each Series' objective. Of course, there is no guarantee that any Series will achieve its objectives. You should be aware that a Series may also use strategies and invest in securities that are not described below, but are described in the Statement of Additional Information.

SECURITIES LENDING

To generate additional income, Global Growth Series lends its portfolio securities.

TEMPORARY DEFENSIVE MEASURES

In an attempt to respond to adverse market, economic, political or other conditions, a Series may invest its assets for temporary defensive purposes, without limit, in the following manner:

    - Growth Stock Series, may invest in high grade preferred stocks, bonds, other fixed income securities, short-term money market instruments, commercial paper, obligations of banks or the U.S. Government, other high quality short-term debt instruments, or cash.

    - Global Growth Series may invest in high-quality debt securities of U.S. and non-U.S. issuers, may hold cash (U.S. dollars, foreign currencies, or multinational currency units) and/or high-quality money market instruments.

During periods when a Series assumes a temporary defensive position, the Series will not be pursuing its investment objective.

PORTFOLIO TURNOVER

Before investing in a Series you should review its portfolio turnover rate for an indication of the potential effect of transaction costs on the Series' future returns. In general, the greater the volume of buying and selling by the Series, the greater the impact that brokerage commissions and other transaction costs will have on its return. The Series, while they generally do not invest or trade for short-term profits, are actively managed and the portfolio managers may trade securities frequently. As a result, each Series may, from time to time, have an annual portfolio turnover rate of over 100%. The "Financial Highlights" section of this Prospectus shows each Series' historical portfolio turnover rate.

PRINCIPAL RISKS

The principal risks of investing in the Series are summarized above under "The Series." More information about Series risks is presented below. Please remember, you may lose money if you invest in a Series.

Global Growth Series and Growth Stock Series are sometimes referred to in this section as the "Equity Series."

    - INTEREST RATE RISK. Money Market Series, is subject to interest rate risk. Debt securities in the Series will fluctuate in value with changes in interest rates. In general, debt securities will increase in value when interest rates fall and decrease in value when interest rates rise.

    - CREDIT OR DEFAULT RISK. The Money Market Series is subject to credit or default risk. If a bond issuer's credit quality declines or its credit agency ratings are downgraded, there may be a resulting decline in the bond's price. If credit quality deteriorates to the point of possible or actual default (inability to pay interest or repay principal on a timely basis), the bond's market value could decline precipitously.

    - INCOME RISK. Money Market Series is subject to income risk, which is the potential for a decline in the Series' income due to falling interest rates.

    - RISKS OF COMMON STOCKS. Because of their investments in common stocks, the Equity Series are subject to the following risks:

        MARKET RISK. All stocks are subject to price movements due to changes in general economic conditions, changes in the level of prevailing interest rates, changes in investor perceptions of the market, or the outlook for overall corporate profitability.

        COMPANY RISK. Individual stocks can perform differently than the overall market. This may be a result of specific factors such as changes in corporate profitability due to the success or failure of specific products or management strategies, or it may be due to changes in investor perceptions regarding a company.

        SECTOR RISK. The stocks of companies within specific industries or sectors of the economy can periodically perform differently than the overall market. This can be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions of a particular industry or sector.

    - RISKS OF GROWTH STOCKS. The Equity Series focus on stocks which Advisers believe have the potential for superior earnings growth. If Advisers incorrectly assesses a company's prospects for earnings growth, or if Advisers' judgment about how other investors will value the company's earnings growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Advisers had anticipated.

    - RISKS OF SMALL CAP COMPANIES. Global Growth Series is subject to the risks of investing in smaller-capitalization companies. Smaller-capitalization companies often have limited product lines, markets or financial resources, and they may be dependent on a small, inexperienced management group. The securities of smaller-capitalization companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. The equity securities of smaller-capitalization companies frequently have experienced greater price volatility in the past than those of larger-capitalization companies, and they may be expected to do so in the future.

    - RISKS OF MID CAPITALIZATION COMPANIES. The Equity Series are subject to the risks of investing in mid-sized companies. Mid-sized companies may have somewhat limited product lines, markets and financial resources and may depend upon a relatively small management group. Stocks of these companies may therefore be more vulnerable to adverse developments than those of larger companies.

    - RISKS OF FOREIGN INVESTING. Money Market Series and Global Growth Series invest in foreign securities as a principal investment strategy. A Series' investment in foreign securities subjects it to risks not typically associated with U.S. investing. Because of these risks, the Series may be subject to greater volatility than most mutual funds which invest principally in domestic securities. These risks include:

        CURRENCY RISK. Because the Series invest in securities denominated in currencies other than the U.S. dollar, and because the Series may hold foreign currencies, the Series may be affected favorably or unfavorably by changes in currency exchange rates. Changes in exchange rates will affect a Series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. This risk factor does not apply to Money Market Series, which invests only in U.S. dollar denominated obligations.

        INFORMATION RISK. There may be less publicly available information about foreign securities and issuers than is available about domestic securities and issuers. In addition, foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those which apply to domestic companies.

        FOREIGN SECURITIES MARKET RISK. Securities of some foreign companies are less liquid than securities of comparable domestic companies, and their prices may be more volatile. In addition, there may be delays in the settlement of foreign securities transactions. Trading volume on foreign stock exchanges is substantially less than that on the New York Stock Exchange. Securities traded on foreign exchanges may be subject to further risks due to the possibility of permanent or temporary termination of trading, and greater spreads between bid and asked prices for securities. In addition, there is generally less governmental supervision and regulation of foreign stock exchanges. Stock markets in emerging markets can be more volatile during periods of investment uncertainty than established major exchanges.

        POLITICAL AND ECONOMIC RISK. International investing is subject to the risk of political, social or economic instability in the country of the issuer of a security, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets and nationalization of assets.

    - RISKS OF EMERGING MARKETS. Global Growth Series may invest in emerging markets as a principal investment strategy. Emerging markets tend to be in the less economically developed regions of the world. The risks of foreign investing are of greater concern in the case of investments in emerging markets, which may exhibit greater price volatility and have less liquidity. Risks of investing in securities issued by companies in emerging market countries include, among other things, greater social, political and economic instability, lack of liquidity and greater price volatility due to small market size and low trading volume, certain national policies that restrict investment opportunities and the lack of a developed judicial system.

    - RISKS OF SECURITIES LENDING. Global Growth Series currently lends its portfolio securities. The Series may lend up to 30% of the value of its total assets. When the Series loans its portfolio securities, it will receive cash collateral equal to at least 100% of the value of the loaned securities. Nevertheless, the Series risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially. In addition, the Series invests the cash collateral in high grade money market securities, which are subject to credit risk.

    - MANAGEMENT RISK. All Series are actively managed by professionals with extensive money management experience and expertise. The performance of a Series will reflect in part the ability of Advisers to select securities which are suited to achieving the Series' investment objectives. Due to their active management, the Series could underperform other mutual funds with similar investment objectives or the market generally.

    - EURO CONVERSION. On January 1, 1999, the European Monetary Union ("EMU") introduced a single currency, the Euro, which was adopted as the common legal currency for participating member countries. Existing sovereign currencies of the participating countries will remain legal tender in those countries, as denominations of the Euro, until January 1, 2002. Countries participating in the EMU are Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain.

    Whether the Euro conversion will materially affect the performance of Series investing in foreign securities is uncertain. A Series may be affected by the Euro's impact on the business or financial condition of European issuers held by that Series. The ongoing process of establishing the Euro may result in market volatility. In addition, the transition to the Euro and the elimination of currency risk among EMU countries may change the economic environment and behavior of investors, particularly in European markets. To the extent the Series hold non-U.S. dollar (Euro or other) denominated securities, they will still be exposed to currency risk due to fluctuations in those currencies versus the U.S. dollar.

    - INFLATION RISK. Even if the principal value of your investment in a Series, or your income from that investment, remains constant or increases, their real value may be less in the future because of inflation. Thus, as inflation occurs, the purchasing power of your Series shares and distributions may decline, even if their value in dollars increases.

    - YEAR 2000 ISSUES. Like other mutual funds and financial and business organizations around the world, the Series could be adversely affected if the computer systems used by the Series, Advisers and other service providers and entities with computer systems that are linked to the Series' records do not properly process and calculate date-related information and data from and after January 1, 2000. The Series, Advisers and its affiliates are taking steps that they believe are reasonably designed to address year 2000 issues with respect to the computer systems they use and to obtain satisfactory assurances that comparable steps are being taken by each of the Series' other major service providers. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Series. In addition, the prices of securities in which the Series invest could be adversely affected by year 2000 problems experienced by the issuers of those securities. Year 2000 difficulties may be more pronounced in foreign markets, and particularly in emerging markets.

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------

The tables that follow present performance information about the shares of each Series. This information is intended to help you understand each Series' financial performance for the past five years or, if shorter, the period of the Series' operations. Some of this information reflects financial results for a single Series share. The total returns in the tables represent the rate that you would have earned or lost on an investment in a Series, assuming you reinvested all of your dividends and distributions.

This information has been audited by KPMG Peat Marwick LLP, independent auditors, whose report, along with the Series' financial statements, is included in the Series' annual report, which is available upon request.

---------------------------------------------------------------------------
                                     YEAR ENDED DECEMBER 31,
                      -----------------------------------------------------
MONEY MARKET SERIES     1998       1997       1996       1995       1994
---------------------------------------------------------------------------
Net asset value,
 beginning of
 year...............     $11.03     $10.94     $10.83     $10.63     $10.23
---------------------------------------------------------------------------
Operations:
  Investment income
   - net............        .57        .58        .57        .60        .41
  Net realized and
   unrealized gain
   (loss) on
   investments......         --         --         --         --       (.01)
---------------------------------------------------------------------------
Total from
 operations.........        .57        .58        .57        .60        .40
---------------------------------------------------------------------------
Distributions to
 shareholders:
  From investment
   income - net.....       (.54)      (.49)      (.46)      (.40)        --
---------------------------------------------------------------------------
Net asset value, end
 of year............     $11.06     $11.03     $10.94     $10.83     $10.63
---------------------------------------------------------------------------
Total return@.......       5.32%      5.34%      5.17%      5.71%      3.92%
Net assets end of
 year (000s
 omitted)...........  $  77,097  $  57,009  $  61,906  $  41,807  $  44,833
Ratio of expenses to
 average daily net
 assets.............        .35%       .38%       .38%       .40%       .40%
Ratio of net
 investment income
 to average daily
 net assets.........       5.18%      5.19%      5.14%      5.44%      3.96%
---------------------------------------------------------------------------

@ These are the Series' total returns during the period, including reinvestment of all dividend and capital gains distributions.

---------------------------------------------------------------------------
                                     YEAR ENDED DECEMBER 31,
                      -----------------------------------------------------
GLOBAL GROWTH SERIES    1998       1997       1996       1995       1994
---------------------------------------------------------------------------
Net asset value,
 beginning of
 year...............     $20.29     $19.00     $15.97     $12.31     $12.77
---------------------------------------------------------------------------
Operations:
  Investment income
   - net............        .03        .02        .03        .09        .10
  Net realized and
   unrealized gain
   (loss) on
   investments and
   foreign currency
   transactions.....       2.27       1.27       3.03       3.66       (.46)
---------------------------------------------------------------------------
Total from
 operations.........       2.30       1.29       3.06       3.75       (.36)
---------------------------------------------------------------------------
Distributions to
 shareholders:
  From investment
   income - net.....       (.02)        --       (.03)      (.09)      (.10)
---------------------------------------------------------------------------
Net asset value, end
 of year............     $22.57     $20.29     $19.00     $15.97     $12.31
---------------------------------------------------------------------------
Total return@.......      11.36%      6.82%     19.10%     30.49%    (2.98%)
Net assets end of
 year (000s
 omitted)...........  $ 351,476  $ 353,255  $ 319,831  $ 207,913  $ 144,647
Ratio of expenses to
 average daily net
 assets.............        .75%       .79%       .79%       .80%       .81%
Ratio of net
 investment income
 to average daily
 net assets.........        .12%       .12%       .15%       .64%       .82%
Portfolio turnover
 rate...............         32%        35%        14%        29%        20%
---------------------------------------------------------------------------

@ These are the Series' total returns during the period, including reinvestment of all dividend and capital gains distributions.

---------------------------------------------------------------------------
                                     YEAR ENDED DECEMBER 31,
                      -----------------------------------------------------
GROWTH STOCK SERIES     1998       1997       1996       1995       1994
---------------------------------------------------------------------------
Net asset value,
 beginning of
 year...............     $36.64     $32.59     $28.09     $22.11     $22.92
---------------------------------------------------------------------------
Operations:
  Investment income
   - net............        .09        .12        .12        .13        .18
  Net realized and
   unrealized gain
   (loss) on
   investments......       6.40       3.93       4.50       5.98       (.81)
---------------------------------------------------------------------------
Total from
 operations.........       6.49       4.05       4.62       6.11       (.63)
---------------------------------------------------------------------------
Distributions to
 shareholders:
  From investment
   income - net.....       (.13)        --       (.12)      (.13)      (.18)
  From net realized
   gains on
   investments......      (1.91)        --         --         --         --
---------------------------------------------------------------------------
Total distributions
 to shareholders....      (2.04)        --       (.12)      (.13)      (.18)
---------------------------------------------------------------------------
Net asset value, end
 of year............     $41.09     $36.64     $32.59     $28.09     $22.11
---------------------------------------------------------------------------
Total return@.......      19.01%     12.42%     16.41%     27.66%     (2.82%)
Net assets end of
 year (000s
 omitted)...........  $ 762,354  $ 707,155  $ 661,217  $ 530,945  $ 377,483
Ratio of expenses to
 average daily net
 assets.............        .65%       .66%       .67%       .67%       .68%
Ratio of net
 investment income
 to average daily
 net assets.........        .21%       .33%       .39%       .51%       .81%
Portfolio turnover
 rate...............        106%        19%        30%        20%        19%
---------------------------------------------------------------------------

@ These are the Series' total returns during the period, including reinvestment of all dividend and capital gains distributions.

[LOGO]
FORTIS-sm-

FORTIS FINANCIAL GROUP
P.O. Box 64284
St. Paul, Minnesota 55164-0284

PROSPECTUS
DATED MAY 1, 1999

-  Series Fund






SEC file numbers: 811-04615

[LOGO]

FORTIS FINANCIAL GROUP
Fortis Advisers, Inc. (fund management since 1949)
Fortis Investors, Inc. (principal underwriter; member NASD, SIPC)
Fortis Benefits Insurance Company & Fortis Insurance Company
(issuers of FFG's insurance products)
P.O. Box 64284 - St. Paul, MN 55164-0284 - (800) 800-2000
http://www.ffg.us.fortis.com



This prospectus is intended for use in connection with variable life insurance policies and variable annuity contracts issued by Fortis Benefits and First Fortis.

More information about the Series is available in the Series' Statement of Additional Information (SAI) and annual and semiannual reports.

- Statement of Additional Information. The SAI provides more details about the Series and their policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated into this Prospectus by reference, which means that it is legally considered part of this Prospectus.

- Annual and semiannual reports. Additional information about Series' investments is available in the Series' annual and semiannual reports to shareholders. In the Series' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Series' performance during their last fiscal year.

You can obtain a free copy of the Series' SAI and/or free copies of the Series' most recent annual or semiannual reports by calling (800) 800-2000, extension 3012. The material you request will be sent by first-class mail, or other means designed to ensure equally prompt delivery, within three business days of receipt of request.

You can also obtain copies by visiting the SEC's public reference room in Washington DC, or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington DC 20549-6009. For more information, call (800) SEC-0330.

Information about the Series is available on the Internet. Text-only versions of the Series documents can be viewed online or downloaded from the SEC's Internet site at http://www.sec.gov.

   The Fortis logo and Fortis-sm- are servicemarks of Fortis AMEV and Fortis AG.